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                                                                    EXHIBIT 10-2


                                                                       EXECUTION

                   FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT

     This First Amendment to Stock Purchase Agreement (this "First Amendment") is entered into as of March 28, 2003 by and among MARRIOTT INTERNATIONAL, INC., a Delaware corporation ("Parent"), MARRIOTT SENIOR HOLDING CO., a Delaware corporation and wholly owned subsidiary of Parent ("MSHC"), MARRIOTT MAGENTA HOLDING COMPANY, INC., a Delaware corporation and wholly owned subsidiary of Parent and MSHC ("Holdco"; and, together with Parent and MSHC, "Sellers"), and SUNRISE ASSISTED LIVING, INC., a Delaware corporation ("Buyer" and, together with Sellers, the "Parties").

     WHEREAS, the Parties have entered into a Stock Purchase Agreement dated as of December 30, 2002 (the "Purchase Agreement"), pursuant to which Buyer has agreed to purchase from Sellers, and Sellers have agreed to sell to Buyer, all of the issued and outstanding capital stock of Marriott Senior Living Services, Inc., a Delaware corporation; and

     WHEREAS, the Parties desire to amend certain provisions of the Purchase Agreement on the terms set forth in this First Amendment.

     NOW, THEREFORE, in consideration of the covenants and agreements set forth herein and other consideration, the value, receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

     1.   Amendments to Purchase Agreement.

          A. Section 1.1 of the Purchase Agreement is hereby amended by inserting the following definitions in proper alphabetical order:

          "`First Amendment' means the First Amendment to Stock Purchase Agreement dated as of March 28, 2003 by and among the Parties."

          "`Reaffirmation of Agreements' means the Reaffirmation of Agreements dated as of March 28, 2003 executed by MCC and MSLS."

          "`Section 2.6 Cash Flow Adjustment Amount' has the meaning set forth in Section 2.6(a)."

          "`Section 2.6 Measurement Period' has the meaning set forth in Section 2.6(b)."

          "`Section 2.6 Valuation Date Adjustment Amount' has the meaning set forth in Section 2.6(a).

         "`Section 2.6 Valuation Date' has the meaning set forth in Section 2.6(b)."

          "`Surety Bonds' has the meaning set forth in Section 5.7(g)."

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          "`Trademark License Agreement' means the Trademark License Agreement dated as of March 28, 2003 by and between Parent, the Company and the Company Subsidiaries party thereto."

          B. The definition of "Related Agreements" contained in Section 1.1 of the Purchase Agreement is hereby amended by inserting ", the Trademark License Agreement, the Reaffirmation of Agreements" after the phrase "the Sublease" appearing therein.

          C. The definitions of "Owner 1 Continuing Agreement" and "Owner 1 New Management Agreement" contained in Section 1.1 of the Purchase Agreement are hereby deleted in their entirety.

          D. The reference to "2.6(b)" in the definition of "Section 2.6 Adjustment Amount" contained in Section 1.1 of the Purchase Agreement is hereby deleted and replaced with a reference to "2.6(a)".

          E. Section 2.3(b) of the Purchase Agreement is hereby amended by deleting the second and third sentences thereof in their entirety and replacing them with the following:

          "If the Estimated Adjusted Working Capital (i) is greater (i.e. less negative) than the Target Adjusted Working Capital, Buyer will pay to Parent the absolute difference between Estimated Adjusted Working Capital and the Target Adjusted Working Capital, or (ii) is less (i.e., more negative) than the Target Adjusted Working Capital, Parent will pay to Buyer the absolute difference between the Estimated Adjusted Working Capital and the Target Adjusted Working Capital. Any payments under this
     Section 2.3(b) shall be paid at the times and in the amounts set forth on
     Schedule 2.3(b) by wire transfer of immediately available funds to a bank account designated in advance in writing by the Party entitled to receive the payment."

          F. Section 2.5(c) of the Purchase Agreement is hereby amended by inserting the following before the period at the end of the first sentence thereof:

          "provided that, for purposes of this Section 2.5(c), in computing the aggregate management fees payable to Buyer or its Affiliates under the Management Agreements for the Facilities listed on Schedule 2.5(c)(i) any amendments to any such Management Agreements that change the management fees therein after the Closing Date shall not be given effect in calculating such aggregate management fees payable, unless otherwise consented to by Parent (on behalf of Parent and the other Sellers) in writing; it being understood that any such post-Closing amendment entered into by Buyer to settle or resolve any claim or dispute with the "owner" (or "tenant" or "lessee", as applicable) of an Owner 2 Facility or an Other Managed Facility, which claim or dispute would establish a basis under
     Section 2.5(a)(A), (B) or (C) for a Purchase Price reduction under this
     Section 2.5 if such Management Agreement were terminated, shall be given effect in calculating such aggregate management fees payable and shall not require the prior written consent of Parent."

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     G.   Section 2.5(j) of the Purchase Agreement is hereby amended by (i)
inserting "except as otherwise provided in the proviso at the end of this sentence," after " in this Section 2.5," appearing on the first line thereof and
(ii) inserting the following words before the period at the end of Section
2.5(j):

          "; provided that, with respect to the Management Agreement for the Rosewood-Estate Maplewood Facility, there shall be no reduction in the Purchase Price payable by Buyer at Closing under this Section 2.5(j) and such termination shall be treated for all purposes under this Section 2.5 as if such Management Agreement were terminated after the Closing. Consistent with the foregoing, the Parties acknowledge and agree that, with respect to the Management Agreement for the Rosewood-Estate Maplewood Facility, (i) Buyer is hereby deemed to have satisfied the requirements under Sections 2.5(a) and (b) with respect to the establishment of a basis for a Purchase Price reduction under Section 2.5, (ii) Sellers hereby waive the requirement under Section 2.5(d) to include in the Section 2.5 Payment Notice a summary of the basis for termination of such Management Agreement,
     (iii) Sellers hereby acknowledge that the aggregate amount of management fees payable to Buyer or its Affiliates under such Management Agreement is zero for purposes of this Section 2.5 (including the Section 2.5 Payment Notice) and (iv) Buyer shall be entitled to a Purchase Price reduction under this Section 2.5 to the extent provided in Section 2.5(c)."

     H. Section 2.6 of the Purchase Agreement is hereby amended by deleting subsection (a) and (b) in their entirety and replacing them with the following:

          "(a) Sellers shall be entitled to a post-Closing adjustment to the Purchase Price relating to the Owner 1 Facilities in accordance with this
     Section 2.6.

               (1) On the Section 2.6 Valuation Date (as defined below), the amount of the adjustment under this Section 2.6 (the "Section 2.6 Valuation Date Adjustment Amount") with respect to any Owner 1 Facility shall be equal to the product of (x) the difference between
          (A) the average base fee percentage (i.e., the base fee calculated as a percentage of gross property revenues) received during (or forecasted to be received during) the Section 2.6 Measurement Period (as defined below) minus (B) 3.5%, multiplied by (y) the gross property revenues derived from the operation of the Owner 1 Facility during the 12-month period immediately preceding the Section 2.6 Valuation Date. For example, if the base fee percentage is 5.0%, gross revenues derived from the operation of the Owner 1 Facility during the 12-month period immediately preceding the Section 2.6 Valuation Date is $10,000,000, and the remaining term of the management agreement is eight years, the Section 2.6 Adjustment Amount with respect to such management agreement would be $750,000 ($10,000,000 x (5.0%-3.5%) x
          5).

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               (2) In addition, from time to time during the period commencing on the Closing Date and terminating on the eighth anniversary of the
          Section 2.6 Valuation Date, Buyer shall pay to Parent 50% of any of the following amounts within 10 Business Days following receipt thereof (any such amount, a "Section 2.6 Cash Flow Adjustment Amount" and, together with the "Section 2.6 Valuation Date Adjustment Amount", the "Section 2.6 Adjustment Amount"): (x) payments which the operator or manager receives during the Section 2.6 Measurement Period relating to the Owner 1 Facility based on or arising from (i) proceeds from the sale of the Owner 1 Facility, (ii) proceeds from the refinancing of indebtedness related to the Owner 1 Facility, (iii) incentive payments (excluding normal and customary incentive fees related to improvement of the performance of the Owner 1 Facility), or (y) other amounts that the operator or manager receives from the cash flow generated by the Owner 1 Facility during or related to the Section 2.6 Measurement Period (excluding base fees or normal and customary incentive fees related to improvement of the performance of the Owner 1 Facility);

provided that notwithstanding anything to the contrary in this Section 2.6, the aggregate amount of all adjustments under this Section 2.6 shall not exceed $7.2 million.

          (b) For purposes of this Section 2.6:

               (1) `Section 2.6 Measurement Period' with respect to any Owner 1 Facility shall mean the period from the Closing Date until the expiration of the term of the Owner 1 Management Agreement and, if a new management agreement is entered into by Buyer or any Affiliate of Buyer, including the Company or any Company Subsidiary, on or prior to the Section 2.6 Valuation Date, the period from the effectiveness of such management agreement until the expiration of the term of such management agreement, including, in either case, any possible extensions of the term thereof (not subject to any conditions, other than the delivery of notice of such extension, that have not been satisfied as of the Section 2.6 Valuation Date or are within the reasonable control of the operator or manager) at the operator's or manager's option without the consent of the "owner" (or "tenant" or "lessee," as applicable); provided that if the remaining term of a management agreement is cancelable by the "owner" (or "tenant" or "lessee," as applicable) without cause or a default by the operator or manager during such period, the number of days prior notice required to be given by the "owner" (or "tenant" or "lessee," as applicable) prior to termination of the management agreement shall be the term of such management agreement for purposes of this definition; provided that the Section 2.6 Measurement Period shall not exceed 5 years in length.

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               (2) `Section 2.6 Valuation Date' shall mean, with respect to any
          Owner 1 Facility, the earliest to occur of (i) the eighth anniversary of the Closing Date, (ii) the date on which Buyer or any Affiliate of Buyer, including the Company or any Company Subsidiary, enters into a new management agreement with respect to an Owner 1 Facility with a term (including any possible extensions of the term thereof (not subject to any conditions, other than the delivery of notice of such extension, that have not been satisfied as of the effective date of the management agreement or are within the reasonable control of the operator or manager) at the operator's or manager's option without the consent of the "owner" (or "tenant" or "lessee," as applicable)) of five years or greater or (iii) the first anniversary of the date on which Buyer or any Affiliate of Buyer, including the Company or any Company Subsidiary, no longer manages the Owner 1 Facility.'"

          I. Section 2.6(c) of the Purchase Agreement is hereby amended by deleting the first and second sentence thereof in their entirety and replacing them with the following:

          "Within 90 days following the occurrence of the Section 2.6 Valuation Date with respect to any Owner 1 Facility or within 5 Business Days following the receipt of any amounts requiring the payment of a Section 2.6 Cash Flow Adjustment Amount, Buyer shall prepare and submit to Parent (on behalf of Parent and the other Sellers) a statement (the "Section 2.6 Adjustment Statement") setting forth, in reasonable detail, the calculation of the Section 2.6 Adjustment Amount with respect thereto."

          J. Section 2.8(b) of the Purchase Agreement is hereby amended by deleting the last sentence of such section in its entirety and replacing it with the following:

          "The Closing shall be effective at 11:59 p.m. on March 28, 2003. To the extent that new Permits are required to be issued in connection with the consummation of the Closing, the Parties shall request that the applicable Governmental Entity issue such Permits effective at 12:00 a.m. on March 29, 2003."

          K. Article IV of the Purchase Agreement is hereby amended by inserting the following new Section 4.15 after Section 4.14.

          "4.15 Terminations of Certain Management Agreements.

               "Buyer consents to the termination of the Management Agreements for Brighton Gardens of Cincinnati, Brighton Gardens of Memphis and Rosewood Estate - Maplewood prior to the Closing. With respect to the termination of any of such Management Agreements, the Parties acknowledge and agree that the Disclosure Schedules need not be updated to reflect the fact that such Management Agreements have been terminated or to list the termination agreements entered into in connection

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          with such terminations to the extent that final copies of such termination agreements have been provided to Buyer at or prior to the Closing (it being acknowledged that the Disclosure Schedules shall be deemed to have been so modified without any action by Sellers)."

          L. Section 5.7 of the Purchase Agreement is hereby amended by inserting the following new subsections (f) and (g) at the end of such Section:

          "(f) Until Buyer causes the Company and MCC to change their names as provided in Section 5.5(c), Buyer agrees with respect to any lifecare bonds and continuing care agreements that are signed by the Company or MCC after the Closing, following receipt of any necessary Approvals from any Governmental Entities, which it shall use its Commercially Reasonable Efforts to obtain, to:

               (i) include the following language prominently in such lifecare bonds and continuing care agreements (utilizing the appropriate alternative for the Company or MCC depending on the signatory thereto):

                    '[Marriott Senior Living Services, Inc./Marriott Continuing
               Care LLC] is not affiliated in any way with Marriott International, Inc. and is in the process of changing its name to Sunrise [Senior Living Services, Inc./Continuing Care LLC]. Marriott International, Inc. and its affiliates have no responsibility for the operation or management of the [Community] and have no obligation under or in respect of this [Lifecare Bond/Continuing Care Agreement].'

               (ii) identify the Company or MCC, as the case may be, in both the opening paragraph of and in the signature block as any such lifecare bonds and continuing care agreements as "a Delaware
          [corporation/limited liability company] to be renamed Sunrise [Senior Living Services, Inc./Continuing Care LLC].

          (g) Attached hereto as Schedule 5.7(g) is a list of all surety bonds outstanding in connection with the Business (the "Surety Bonds") as of the date immediately preceding the Closing Date. Promptly following the Closing, Buyer shall take or cause to be taken all steps necessary to ensure that, no later than 20 Business Days following the Closing, Sellers and their Affiliates shall be unconditionally released, in a manner reasonably satisfactory to Sellers, from all obligations in respect of the Surety Bonds."

          M. Section 5.9(k) of the Purchase Agreement is hereby amended by inserting the following at the end of such Section:

          "To give effect to the foregoing in connection with the termination of any Management Agreement after the Closing, (i) Buyer shall give Sellers notice as soon as reasonably practicable of its intent to effect any such termination, (ii) as soon as reasonably practicable after receipt of such notice, Sellers shall notify

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     Buyer in writing of the aggregate amount of Additional Cost Amounts projected by Sellers to accrue in respect of the applicable Facility, and
     (iii) Buyer shall, to the extent permitted under the applicable Management Agreement, use Commercially Reasonable Efforts to cause the owner or lessee of such Facility to deposit an amount equal to the projected Additional Cost Amounts into an escrow account for the benefit of Sellers."

          N. Section 10.1(b) of the Purchase Agreement is hereby amended by inserting ", the Trademark License Agreement" after the phrase "provisions of this Agreement".

          O. Section 10.1(l) of the Purchase Agreement is hereby amended by inserting the following at the end of the first sentence thereof:

          "; and provided further that this Section 10.1(l) shall not apply with respect to a Facility that is subject to the Trademark License Agreement in the event the Trademark License Agreement is terminated by Licensee pursuant to Section 9.2(b) of the Trademark License Agreement or terminated by Licensor pursuant to Section 9.2(a) of the Trademark License Agreement".

          P. Section 10.2(b) of the Purchase Agreement is hereby amended by inserting "(other than the Trademark License Agreement)" after the phrase "or the Related Agreements".

     2.   Amendments to Schedules to the Purchase Agreement.

          A. The Schedules are hereby amended to create a new Schedule 2.3(b) in the form attached to this First Amendment as Exhibit I.

          B. The Schedules are hereby amended to create a new Schedule 5.7(g) in the form attached to this First Amendment as Exhibit II.

          C. The second bulleted section of Note 2 of Schedule 2.3(c) entitled "Exclusion of certain reserves and liabilities" is hereby amended by (i) inserting the words "Estimated Adjusted Working Capital or" before the reference to "Final Adjusted Working Capital" appearing on the second line thereof, (ii) deleting the word "or" at the end of clause (v) thereof and (iii) inserting the following at the end of clause (vi) before the period:

          "or (vii) will be paid by Sellers".

          D. Schedule 2.5(c)(i) is hereby amended to (i) delete the reference to "$348,616"in the column entitled "Adjustment Amount" corresponding to "ROSEWOOD ESTATE-MAPLEWOOD" and replace it with a reference to "$174,308" and
(ii) delete the reference to "$43,577.00" in the column entitled "Annual Adjustment Amount Decrease" corresponding to "ROSEWOOD ESTATE-MAPLEWOOD" and replace it with a reference to "$21,788.50"

          E. Schedule 3.1(f)(1) is hereby amended to insert the following language at the end of the list of properties contained thereon:

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          "For purposes of the definitions of `Patient Injury Claims' and
     `Medical Services' only, the term `Facilities' shall refer to the list of properties contained on this Schedule 3.1(f)(1) as of the date of the Agreement (without giving effect to any amendment or modifications to such Schedule (whether deemed to occur by operation of a provision in this Agreement or by virtue of an actual amendment or modification) prior to the Closing), but excluding Kirby Oaks Guest Homes."

          F. Schedule 4.9 of the Purchase Agreement is hereby amended by deleting the first sentence thereon in its entirety and replacing it with the following:

          "Parent and MSHC will contribute all of the Stock to Holdco as a contribution to capital of Holdco."

          G. Schedule 10.1(l) of the Purchase Agreement is hereby amended to delete any information in the table on such Schedule in the row referencing "Edgehill Retirement Community" in the column entitled "Management Agreement" and replacing it with "[Intentionally Omitted]."

     3.   Amendment to Exhibit to the Purchase Agreement.

          A. The third sentence of the second paragraph of Exhibit G attached to the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

          "MSLS will receive a percentage of the subordinated base fee equal to the percentage equal to Net House Profit (calculated on a hypothetical basis deducting the full 7.0% base fee) in excess of the $14M owner's priority divided by $5M."

     4.   Miscellaneous.

          A. On and after the date of this First Amendment, each reference in the Purchase Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Purchase Agreement, and each reference in the Related Agreements and documents delivered at the Closing to "the Purchase Agreement", "thereunder", "thereof" or words of like import referring to the Purchase Agreement, shall mean and be a reference to the Purchase Agreement as amended by this First Amendment.

          B. Except as specifically amended by this First Amendment, the Purchase Agreement as specifically amended by this First Amendment is unmodified, shall remain in full force and effect.

          C. This First Amendment and the legal relations between the Parties shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and performed in such state and without regard to conflicts of law principles.

          D. In accordance with Section 11.6 of the Purchase Agreement, this First Amendment may be executed and delivered in one or more counterparts and by different Parties in separate counterparts. All of such counterparts shall constitute one and the same agreement (or other document) and shall become effective (unless otherwise provided therein) when one or more counterparts have been signed by each Party and delivered to the other Parties thereto.

                  [Remainder of page left blank intentionally.]

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     IN WITNESS WHEREOF, the Parties have executed and delivered this First
Amendment as of the date first written above.

                                BUYER:

                                SUNRISE ASSISTED LIVING, INC.

                                By:    /s/ Thomas B. Newell
                                       ---------------------------
                                Title: President
                                       ---------------------------


                                SELLERS:

                                MARRIOTT SENIOR HOLDING CO.

                                By:    /s/ Michael E. Dearing
                                       ---------------------------
                                Title: Vice President
                                       ---------------------------


                                MARRIOTT INTERNATIONAL, INC.

                                By:    /s/ Michael E. Dearing
                                       ---------------------------
                                Title: Vice President
                                       ---------------------------


                                MARRIOTT MAGENTA HOLDING
                                COMPANY, INC.

                                By:    /s/ Michael E. Dearing
                                       ---------------------------
                                Title: Vice President
                                       ---------------------------

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         [THE SCHEDULES AND EXHIBITS REFERENCED IN THIS FIRST AMENDMENT
          TO STOCK PURCHASE AGREEMENT HAVE BEEN INTENTIONALLY OMITTED.]

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